SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement |_| Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                              Storage Engine, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     |_| Fee paid previously with preliminary materials:

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     |_| Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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
                              STORAGE ENGINE, INC.
                                ONE SHEILA DRIVE
                         TINTON FALLS, NEW JERSEY 07724



                                            May 13, 2003



To Our Shareholders:

     You are most cordially invited to attend the 2003 Annual Meeting of Shareholders of Storage Engine, Inc. at 9:00 A.M., local time, on Thursday, June 26, 2003, at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                              Sincerely,

                                              /s/ Michael E. Faherty

                                              Chairman of the Board

                              STORAGE ENGINE, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 26, 2003

     The Annual Meeting of Shareholders (the "Meeting") of STORAGE ENGINE, INC., a New Jersey corporation (the "Company"), will be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey, on Thursday, June 26, 2003, at 9:00 A.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of Eisner, LLP as our independent auditors for the year ending December 31, 2003; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock and 6% Cumulative Convertible Preferred Stock, Series A, of record at the close of business on April 30, 2003 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be subject to the inspection of any shareholder for reasonable periods during the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting. There are two proxies - one for Common Stock and one for the Series A Preferred Stock. If you hold both common and preferred stock, both proxies should be completed, dated, signed and returned in the enclosed envelope.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                 By Order of the Board of Directors

                                 David J. Sorin
                                 Secretary

Tinton Falls, New Jersey
May 13, 2003

        The Company's 2002 Annual Report accompanies the Proxy Statement.

                              STORAGE ENGINE, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724

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                           P R O X Y S T A T E M E N T
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     This Proxy  Statement is furnished in connection  with the  solicitation by the Board of Directors of Storage Engine, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 26, 2003 (the "Meeting"), at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of shares of common stock, $0.01 par value ("Common Stock"), and 6% Cumulative Convertible Preferred Stock, Series A, $0.01 par value (the "Series A Preferred Stock"), as of the close of business on Wednesday, April 30, 2003 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 2,698,088 shares of Common Stock and 1,904,762 shares of Series A Preferred Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Each share of Series A Preferred Stock is entitled to one and one-third votes on any matter presented at the Meeting to the holders of the Common Stock. The holders of all classes of stock will vote as a single class. The aggregate number of votes entitled to be cast at the Meeting is 5,231,421.

     This Proxy Statement, together with the related form of proxy, is being mailed to the shareholders of the Company on or about Tuesday, May 13, 2003. The Annual Report to Shareholders of the Company for the year ended December 31, 2002, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all shareholders of record as of April 30, 2003. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of April 30, 2003. The Company will bear the entire cost of this proxy solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional materials furnished to shareholders.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock and Series A Preferred Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock and Series A Preferred Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR the ratification of the appointment of Eisner, LLP as independent auditors for the year ending December 31, 2003, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any shareholder who has submitted a proxy may revoke it at any time before it is voted by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person by written ballot at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of the shares of Common Stock, including the shares of Common Stock underlying the Series A Preferred Stock to be voted on an as-converted to Common Stock basis, having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock, including the shares of Common Stock underlying the Series A Preferred Stock to be voted on an as-converted to Common Stock basis, represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock, including the shares of Common Stock underlying the Series A Preferred Stock to be voted on an as-converted to Common Stock basis, represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. The five current members of the Board of Directors are nominees for election to the Board of Directors as set forth below. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors, who are also nominees for election to the Board, are as follows:

                                 Served as a      Positions with
         Name             Age    Director Since   the Company
         ----             ---    --------------   --------------
Michael E. Faherty....... 68         1994         Chairman of the Board and
                                                  Director
Gregg M. Azcuy........... 44         1996         President and Chief Executive
                                                  Officer and Director
Gale R. Aguilar.......... 70         1995         Director
Donald E. Fowler......... 65         1996         Director
Frank R. Triolo.......... 69         1996         Director


     The principal occupations and business experience, for at least the past five years, of each Director and nominee are as follows:

     Mr. Faherty has served as Chairman of the Board of the Company since December 1994. From December 1994 to June 1996, he also served as the Company's Chief Executive Officer. Prior to that, from August 1994 through October 1994, he provided consulting services to the Company. Since February 1977, Mr. Faherty has been the principal of MICO, a general business consulting firm. From January 1992 to January 1994, Mr. Faherty served as President and Chief Executive Officer of Shared Financial Systems, Inc., a worldwide provider of software and consulting services to data processing market segments that utilize on-line transaction processing. From February 1989 to June 1992, Mr. Faherty was employed by Intec Corp., a company engaged in the development and sale of hardware and software systems designed to measure online defects, serving as President of such company during such time and, from February 1990, serving as its Chairman. In addition, from December 1992 to the present, Mr. Faherty has been a general partner of Faherty Property Co., a family investment partnership.

     In August 1995, ALC Communications Corporation merged into Frontier. Mr. Faherty was a director of ALC until the time of such merger and became a director of Frontier upon the consummation of such merger. On April 10 and 11, 1995, three lawsuits were commenced against ALC as a result of its announced merger with Frontier. The lawsuits purport to be class actions brought on behalf of all ALC shareholders against ALC and its directors. Among other things, the complaints sought to enjoin the merger or to obtain an award of damages. On June 9, 1995, the Delaware court consolidated the three cases for all purposes under Mayers v. Irwin, et al., C.A. No. 14196. On July 10, 1995, ALC and its directors answered the consolidated complaint.

     Mr. Azcuy has been President, Chief Executive Officer and a Director of the Company since June 1996. He joined us in April 1994 as Executive Vice President, Products Division. In September 1994, he became Acting Chief Operating Officer and, in February 1995, became Vice President and Chief Operating Officer. Prior to joining the Company, from 1993 to 1994, Mr. Azcuy was International Marketing Manager for Hitachi Data Systems International, a manufacturer of mainframe storage products. From 1991 to 1993, Mr. Azcuy was Vice President, Marketing and Sales, for System Industries, Inc., an Open Systems provider of storage solutions and, prior to that, from 1982, held various managerial and sales positions within Systems Industries.

     Mr.  Aguilar  has been a Director of the  Company  since  March  1995.  Mr.
Aguilar currently is President and a director of Mitem Corporation, a software development company. Prior to that, from 1989 to 1992, Mr. Aguilar was Executive Vice President of SF2, a company which pioneered RAID technology. From 1982 to 1988, Mr. Aguilar served as Senior Vice President of Marketing and Corporate Development for Prime Computer. Prior to that, for 27 years, he held various executive positions in sales, marketing and development with IBM Corporation.

     Mr. Fowler has been a Director of the Company since June 1996. Mr. Fowler serves on the Board of Docent, Inc., a publicly traded provider of "eLearning" software solutions, on several Boards of early stage companies and also serves on several advisory Boards. Mr. Fowler has been CEO of three start-up companies. From 1986 to 1996, Mr. Fowler was Senior Vice President at Tandem Computers and previously held executive positions at Bechtel Group and IBM. He is a member of the President's Cabinet at Cal Poly San Luis Obispo, a California State University.

     Mr. Triolo has been a Director of the Company since June 1996. From September 1995 to January 1997, Mr. Triolo was chairman of Knowledge Discovery 1, a software and services company. Prior to that, from June 1994 to June 1995, Mr. Triolo was the chairman and chief executive officer of Datacache, a computer hardware and software company. Prior to that, from 1992 to April 1994, Mr. Triolo served as a senior officer with AT&T Global Information Solutions (now
NCR). From 1985 to 1992, he was a senior officer with Teradata Corporation. Prior to that, he was a senior sales executive with Amdahl Corporation. Since 1997, he has served as a consultant to technology companies in sales and marketing.

     All Directors hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There are no family relationships among any of the nominees for the Board of Directors and executive officers of the Company.

     Each of James K. Dutton and Thomas I. Unterberg, a current Director of the Company, declined to run for re-election and will not be a Director of the Company at the conclusion of the Meeting as his term as Director will end contemporaneously with the election of Directors at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     There were twelve meetings of the Board of Directors during fiscal 2002. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director); and (ii) the total number of meetings held by all Committees of the Board on which each such Director served (during the periods such Director served).

     The Board of Directors has two standing committees: the Compensation, Option and Stock Purchase Plan Committee (the "Compensation Committee") and the Audit Committee.

     Compensation Committee. The Compensation Committee approves salaries and certain incentive compensation for top-level employees of and consultants to the Company and makes recommendations about stock option awards to employees of and consultants to the Company. The Compensation Committee currently consists of the following Board members: Gale R. Aguilar, James K. Dutton, Michael E. Faherty, Frank R. Triolo, Donald E. Fowler and Thomas I. Unterberg. The Compensation Committee held two meetings during fiscal 2002.

     Audit Committee. The primary responsibilities of the Audit Committee include, among other things, (i) evaluating, and recommending to the Board of Directors the engagement of the Company's independent auditors, (ii) reviewing the results of their audit findings, and (iii) monitoring on a periodic basis the internal controls of the Company. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter adopted by the Company in its present form on August 24, 2000, a copy of which was filed as an Appendix to our Proxy Statement filed with the Securities and Exchange Commission on May 14, 2001. The Audit Committee currently consists of the following Board members: Gale R. Aguilar, James K. Dutton, Michael E. Faherty, Frank R. Triolo and Donald E. Fowler. The Audit Committee held six meetings during fiscal 2002.

     Each Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee has furnished the following report:

April 30, 2003

To the Board of Directors of Storage Engine, Inc.:

     The Audit Committee of the Company's Board of Directors is currently composed of five members and acts under a written charter adopted and approved in its present form on August 24, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held six meetings during 2002.

     Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the

Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. As appropriate, the Audit Committee reviews, evaluates and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     o    the Company's financial disclosure documents,  including all financial
          statements   and  reports  filed  with  the  Securities  and  Exchange
          Commission or sent to shareholders;

     o    management's   selection,   application  and  disclosure  of  critical
          accounting policies;

     o changes in the Company's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to the Company; and

     o the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

     The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2002 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees, "SAS 61") with the Company's independent auditors. SAS 61 requires the independent auditors to discuss with the Audit Committee, among other things, the following:

     o    methods to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Audit  Committee  has  received,  reviewed  and  discussed  the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with the auditors the auditors' independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may be reasonably thought to bear on independence, confirm their independence and engage in a discussion of independence.

     The Audit Committee has considered whether the non-audit services provided by the independent auditors, as set forth in the section of the Company's proxy statement entitled, "Independent Auditor's Fees and Other Matters," are compatible with maintaining the public accountants' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                         By the Audit Committee of the Board of Directors of Storage Engine, Inc.
                         (as currently constituted)

                         Gale R. Aguilar
                         James K. Dutton
                         Michael E. Faherty
                         Frank R. Triolo
                         Donald E. Fowler

INDEPENDENT AUDITOR'S FEES AND OTHER MATTERS

Audit Fees

     Eisner, LLP has estimated its fees for professional services in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2002 to be approximately $75,000, all of which has been billed to the Company to date. In addition, Eisner, LLP billed the Company $5,000, $5,000, and $5,000 in fees associated with the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

     Eisner, LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

     Eisner, LLP billed the Company $4,000 for other services rendered during the year ended December 31, 2002.

COMPENSATION OF DIRECTORS

     In December 2000, the Board agreed to discontinue the $1,000 per meeting compensation for an indeterminate period of time. On August 22, 2001, the Board revised the compensation for outside Board members to provide for cash compensation of $1,500 per quarter and 500 stock options per quarter, which will immediately vest. The cash and stock option compensation is pro-rated based upon percentage of meetings attended in each quarter. In addition, the Chairman receives an additional $100 per month paid per quarter, plus an additional 100 stock options per quarter.

     Pursuant to these arrangements, Messrs. Aguilar, Dutton, Fowler, Triolo and Unterberg, each a Director during fiscal 2002, received $5,000, $6,000, $6,000, $6,000 and $5,000, respectively. As Chairman of the Board, Mr. Faherty received $7,000. The Company issued stock options for meeting attendance during fiscal 2002. Mr. Faherty received 2,233 stock options, Messrs. Dutton and Triolo received 1,833 stock options, Messrs. Aguilar and Unterberg received 1,666 stock options and Mr. Fowler received 2,000 stock options. The Company also reimbursed each outside Director for his reasonable expenses in connection with his attendance at regularly scheduled meetings of the Board or its committees.

     In addition, the Company may, from time to time and in the discretion of the Board of Directors, grant options or warrants to Directors. Non-employee directors are also eligible to receive options pursuant to the Company's 1996 Non-Employee Directors' Stock Option Plan, as amended (the "1996 Non-Employee Plan") as compensation for serving on the Company's Board of Directors.

     On February 23, 1996, the Board of Directors adopted, and on August 22, 1996 the shareholders of the Company approved, the 1996 Non-Employee Plan. On June 22, 2001, the shareholders approved an amendment to the 1996 Non-Employee Plan increasing the maximum number of shares of Common Stock available for issuance under the 1996 Non-Employee Plan from 25,000 to 83,333 shares.

     Under the terms of the 1996 Non-Employee Plan, each new non-employee Director shall be automatically granted, on the date such person becomes a member of the Board, an option to purchase 5,000 shares of Common Stock. During 2002, no new members were added to the Board. In addition, each non-employee Director who is a member of the Board on the first trading day of each year shall be automatically granted on such date, without further action by the Board, an option to purchase 833 shares of Common Stock. Pursuant to these arrangements, on January 2, 2002, the Company granted to each non-employee Director options to purchase 833 shares of Common Stock under the 1996 Non-Employee Plan at an exercise price equal to $1.34 per share. On March 31, 2003, the Company granted options to each non-employee director. Pursuant to such grants, Mr. Aguilar, Mr. Dutton, Mr. Fowler, Mr. Triolo and Mr. Unterberg received options to purchase 500 shares of Common Stock and Mr. Faherty received options to purchase 600 shares of Common Stock. All such options are immediately exercisable at an exercise price of $0.79 per share and expire on March 31, 2013.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                 Capacities in                      In Current
    Name                  Age    Which Served                     Position Since
    ----                  ---    ------------                     --------------
Gregg M. Azcuy..........   44    President and Chief Executive        1996
                                 Officer

Louis J. Altieri(1).....   43    Vice President, Finance and          1995
                                 Administration

---------------
(1) Mr. Altieri, C.P.A., joined the Company in September 1994 as Controller and became Vice President, Finance and Administration in October 1995. Prior to joining the Company, from September 1991 until September 1994, Mr. Altieri served as corporate controller of Monroe Systems for Business, Inc., an international manufacturer, distributor and service provider of business equipment. Prior to that, from June 1985 until September 1991, he served as corporate controller/treasurer of C.M. Ofray and Sons, Inc., and Lion Ribbon Company, each a manufacturer of novelty ribbons to florists, wholesalers and large retailers.

     None of the Company's executive officers is related to any other executive officer, any Director of the Company or any nominee for Director. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulations to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a).

     The Company believes that during the fiscal year ended December 31, 2002, its executive officers, Directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making this statement, the Company has relied solely upon the written representations of its Directors, executive officers and holders of more than 10% of its Common Stock, and its review of the reports submitted to the Company in 2002.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 2002, 2001 AND 2000

     The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 2002, 2001, and 2000 for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and each: (i) current executive officer of the Company, or
(ii) former executive officer of the Company who served in such capacity during a period of time in 2002, whose aggregate cash compensation exceeded $100,000 (four individuals) (collectively, the "Named Executives").



-------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------
                                                        Annual Compensation                        Long-Term
                                                                                              Compensation Awards
                                            ---------------------------------------------------------------------------
                                                                            Other           Restricted
                                                                           Annual             Stock        Securities
        Name and Principal                    Salary       Bonus        Compensation          Awards        Underlying
             Position               Year       ($)          ($)              ($)(1)            ($)          Options (#)
               (a)                  (b)        (c)          (d)               (e)              (f)             (g)
-----------------------------------------------------------------------------------------------------------------------
Gregg M. Azcuy...............      2002     $210,000     $   --             $ --              $ --         400,000(4)
   President and                   2001     $210,000     $   --             $ --              $ --          35,714(3)
   Chief Executive Officer         2000     $258,077     $   --             $ --              $ --          25,417(2)

Louis J. Altieri.............      2002     $160,000     $   --             $ --              $ --         150,000(4)
   Vice President, Finance and     2001     $160,000     $   --             $ --              $ --          14,255(3)
   Administration                  2000     $169,616     $   --             $ --              $ --          20,167(2)

Priyan Guneratne (6).........      2002     $175,000     $   --             $ --              $ --         150,000(4)
   Former Vice President,          2001     $175,000     $   --             $ --              $ --          15,347(3)
   Engineering and Operations      2000     $189,423     $   --             $ --              $ --          19,667(2)

Randy Wald (7)...............      2002     $ 79,039     $25,846            $ --              $ --         100,000(5)
   Former Vice President,          2001     $    --      $   --             $ --              $ --              --
   Sales                           2000     $    --      $   --             $ --              $ --              --

(1) The costs of certain benefits are not included because they did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.

(2) Represents options that the Company granted on August 16, 2000 at an exercise price of $16.68 per share.

(3) Represents options that the Company granted on February 13, 2001 at an exercise price of $2.625 per share.

(4) Represents options that the Company granted on March 21, 2002 at an exercise price of $.89 per share.

(5) Represents options that the Company granted on March 17, 2002 at an exercise price of $.83 per share.

(6)  Mr.   Guneratne   ceased   employment  as  the  Company's  Vice  President,
     Engineering and Operations effective April 4, 2003.

(7) Mr. Wald ceased employment as the Company's Vice President, Sales effective September 17, 2002.

OPTION GRANTS IN 2002

     The following table sets forth information concerning individual grants of stock options during 2002 to each of the Named Executives. The Company has never granted any stock appreciation rights.


--------------------------------------------------------------------------------
                              OPTION GRANTS IN 2002
--------------------------------------------------------------------------------
                                Individual Grants
                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                               Percent                                        Annual
                                              of Total                                Rates of Stock Price
                             Number of        Options                                   Appreication for
                             Securities      Granted to    Exercise                          Option
                             Underlying       Employees     or Base                          Term(2)
                           Options Granted    in Fiscal      Price   Expiration   -------------------------------
        Name                     (#)            Year        ($/Sh)      Date           5%($)         10%($)
         (a)                     (b)             (c)          (d)        (e)            (f)            (g)
-----------------------------------------------------------------------------------------------------------------
Gregg M. Azcuy.............   400,000(3)       36.5%        $0.89      3/21/12       $224,280      $566,040
-----------------------------------------------------------------------------------------------------------------
Louis J. Altieri...........   150,000(3)       13.7%        $0.89      3/21/12       $ 84,105      $212,265
-----------------------------------------------------------------------------------------------------------------
Priyan Guneratne(4)........   150,000(3)       13.7%        $0.89      3/21/12       $ 84,105      $212,265
-----------------------------------------------------------------------------------------------------------------
Randy Wald(5)..............   100,000           9.1%        $0.83      3/17/12       $ 52,290      $131,970
-----------------------------------------------------------------------------------------------------------------

(1) An aggregate of 1,095,496 options were granted pursuant to stock option agreements to employees of the Company during fiscal 2002. The options terminate on the expiration date, subject to earlier termination upon the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a reorganization of the Company, as defined in the Company's 1996 Stock Option Plan (the "1996 Plan"), the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options.

(2) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option for each of the Named Executives and assumes no adjustments to the grant date exercise price.

(3) Half of such options are exercisable to the extent of 50% of the options granted on each of the first and second anniversary of the date of grant and the remaining options (i.e. the second half) of such options are exercisable over a four year period.

(4)  Mr.   Guneratne   ceased   employment  as  the  Company's  Vice  President,
     Engineering and Operations effective April 4, 2003.

(5) Mr. Wald ceased employment as the Company's Vice President, Sales effective September 17, 2002 and as a result such options are no longer outstanding.

AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during 2002 by each of the Named Executives and the year-end number and value of unexercised in-the-money options or warrants held by each of the Named Executives.

------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATED OPTION EXERCISES IN 2002
                                              AND YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------
                                                                          Number of
                                                                         Securities                 Value of
                                                                          Underlying               Unexercised
                                                                         Unexercised               In-the-Money
                                                                          Otions at                 Options at
                                                                            Fiscal                    Fiscal
                                        Shares                            Year-End                  Year-End
                                        Acquired                            (#)                      ($)(1)
                                           on            Value          Exercisable/              Exercisable/
               Name                   Exercise(#)      Realized ($)     Unexercisable             Unexercisable
                (a)                       (b)             (c)                (d)                       (e)
-----------------------------------------------------------------------------------------------------------------------
Gregg M. Azcuy..................          - -             - -          323,226/258,333                   0/0
-----------------------------------------------------------------------------------------------------------------------
Louis J. Altieri................          - -             - -          113,256/97,916                    0/0
-----------------------------------------------------------------------------------------------------------------------
Priyan Guneratne(2).............          - -             - -          115,848/0                         0/0
-----------------------------------------------------------------------------------------------------------------------
Randy Wald(3)...................          - -             - -                    0/0                     0/0
-----------------------------------------------------------------------------------------------------------------------

(1) Based on a fiscal year-end fair market value of the underlying securities equal to $0.84 per share, less the exercise price payable for such shares.

(2)  Mr.   Guneratne   ceased   employment  as  the  Company's  Vice  President,
     Engineering and Operations effective April 4, 2003.

(3) Mr. Wald ceased employment as the Company's Vice President, Sales effective September 17, 2002.

EQUITY COMPENSATION PLANS

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2002.

-----------------------------------------------------------------------------------------------------
                                       Number of           Weighted-          Number of securities
                                    securities to be  average exercise     remaining available for
                                      issued upon          price of         future issuance under
                                      exercise of        outstanding         equity compensation
                                      outstanding          options,            plans (excluding
                                   options, warrants     warrants and       securities reflected in
                                      and rights            rights               column (a))
                Plan Category             (a)                 (b)                    (c)
-----------------------------------------------------------------------------------------------------
(i)  Equity compensation plans
     approved by security
     holders:
     Option Plans(1)(2)...........       598,233             $2.46                 876,083

(ii) Equity compensation plans
     not approved by security
     holders......................       951,834             $6.91                     - -

Total.............................      1,550,067            $6.88                 876,083

     (1) Includes information regarding the following shareholder-approved equity compensation plans: (i) 1989 Stock Option Plan; (ii) 1996 Stock Option Plan; (iii) 1996 Non-employee Directors Stock Option Plan; and (iv) the 1995 Employee Stock Purchase Plan.

     (2) The Employee Stock Purchase Plan allows eligible employees to purchase up to an aggregate of 150,000 shares of Common Stock, through payroll deductions during a Purchase Period, at a purchase price that shall be the lesser of (a) 85% of the Fair Market Value of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the Fair Market Value of a share of Common Stock on the exercise Date of such Purchase Period, as each of such terms is defined in the Purchase Plan. At December 31, 2002, 64,998 shares were issued under the Purchase Plan, of which 6,462 were issued in 2002.

Equity Compensation Plans Not Approved by Security Holders:

         The following describes the material features of the Company's equity compensation plans that have not been approved by the Company's security holders, as set forth in the above table.

Non-Qualified Stock Options
---------------------------

         As of December 31, 2002, there are 902,026 non-qualified stock options issued and outstanding with a weighted-average exercise price of $6.88. Of these, 213,328 are immediately exercisable (as of December 31, 2002) at a weighted-average exercise price of $22.16.

Common Stock Warrants
---------------------

     As of December 31, 2002, 49,808 common stock purchase warrants with an exercise price of $7.50 per share were outstanding to a director of the Company. Such warrants expire in 2004. At December 31, 2002, all such warrants were exercisable.

     The Company has reserved 49,808 shares of Common Stock for the exercise of stock options and warrants described above.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     Except as set forth below, there are no employment  contracts,  termination
of  employment  or   change-in-control   arrangements  with  any  of  the  Named
Executives.

     The Compensation Committee is in the process of considering a proposal to extend, for a period terminating on April 1, 2004, to Gregg M. Azcuy, Louis J. Altieri, Tim Berbrick and William Lombard (collectively, the "Senior Staff"), certain change of control severance and bonus payments pursuant to certain Senior Staff Change in Control Severance and Incentive Compensation Agreements
(the "Change in Control Agreements"). Specifically, the Company previously agreed that (i) twelve (12) months severance will be paid to such persons in the event of certain terminations after a change in control of the Company and (ii) an incentive bonus will be paid if such persons are still in the employ of the Company at the completion of a change in control, such bonus to be calculated based on the consideration received by the Company as a result of the change in control. If the consideration paid for the change in control is more than $2.50 per share, net of incentive compensation paid or to be paid to the Senior Staff, then such bonus shall be three (3) months severance. If the consideration paid for the change in control is less than $2.50 per share, net of incentive compensation paid or to be paid to the Senior Staff, then such bonus shall be one (1) month severance. The maximum severance and bonus payments which could be payable to each of Messrs. Azcuy, Altieri, Berbrick and Lombard exceeds $100,000. The maximum aggregate severance and bonus payments which could be payable by the Company to all covered employees under such plan for the one-year period starting April 1, 2003 is approximately $844,000. Prior to cessation of his employment, Priyan Guneratne was also party to a Change in Control Agreement.

     Under the 1996 Plan, in the event of a reorganization of the Company, as defined in the 1996 Plan, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options.

     Priyan Guneratne ceased employment with the Company on April 4, 2003 and received a severance package equal to six month's salary, or $87,500, plus health benefits for six months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during 2002 were Gale R. Aguilar, James K. Dutton, Michael E. Faherty, Frank R. Triolo, Donald E. Fowler and Thomas I. Unterberg.

     Pursuant to a private placement in 2001 (the "Private Placement"), the Company issued an aggregate of 2,000,000 shares of Series A Preferred Stock to accredited investors for aggregate gross proceeds equal to $4,000,000. The Series A Preferred Stock is currently convertible into the Company's Common Stock on an one and one-third-for-1 basis. The terms and conditions of the Private Placement provided for a cash payment or the issuance of additional shares of Series A Preferred Stock if a shelf registration statement covering the shares of Common Stock underlying the Series A Preferred Stock issued in the Private Placement was not declared effective by the SEC within 180 days following each of three closing dates in the Private Placement. Since a shelf registration statement covering such shares was not  declared  effective  by the SEC within the  allowable  timeframes,  the
Company issued an aggregate of 106,250 additional shares of its Series A Preferred Stock to its Series A Preferred Stock shareholders on October 16, 2001. The holders of the outstanding shares of Series A Preferred Stock are entitled to receive, out of funds legally available for the payment of quarter-annual dividends. Each quarter-annual dividend is computed by dividing the annual dividend rate of $0.12 per share by four and is payable in cash or, at the option of the Company, in shares of Series A Preferred Stock. Series A Preferred Stock dividends are cumulative, whether or not declared, and are compounded at an annual rate of 6% on the unpaid cumulative balance. On November 29, 2001, our board of directors declared dividends in arrears to be paid in additional Series A Preferred Stock associated with the March 15, June 15, September 15, and December 15, 2001 dividend payments. As a result, the Company issued 96,367 shares of Series A Preferred Stock on January 28, 2002. On April 26, July 25 and September 26, 2002, the Board of Directors declared dividends valued at $57 for each declaration, paid in additional shares of Series A Preferred Stock. As a result, the Company issued 28,561 and 28,416 shares of Series A Preferred Stock for the March 15 dividend payment and the June 15 dividend payment, respectively. As of December 31, 2002, 28,574 shares of Series A Preferred Stock associated with the September 15 dividend payment have not been issued. As of December 31, 2002, approximately $67 of dividends had accumulated and have not been declared and paid representing dividends in arrears for the period from September 16, 2002 through December 31, 2002. On January 23, 2003, the Board of Directors declared dividends valued at approximately $57 relating to the quarterly period through December 15, 2002.

     C.E. Unterberg, Towbin, an investment banking firm ("Unterberg Towbin"), served as the Company's financial advisor in the Private Placement and received as its fee 125,000 shares of Series A Preferred Stock plus reimbursement of reasonable expenses. Thomas I. Unterberg, a current Director of the Company and member of the Compensation Committee, is the Chairman, Managing Director and member of the Executive Committee of Unterberg Towbin. Mr. Unterberg purchased 125,000 shares of Series A Preferred Stock in the Private Placement on the same terms and conditions as all other purchasers. Mr. Unterberg is the beneficial owner of 37.2% of the shares of Series A Preferred Stock issued in the Private Placement and 26.1% of the Company's Common Stock. For a discussion of Mr. Unterberg's beneficial ownership of the Company's Series A Preferred and Common Stock, see "Security Ownership Of Certain Beneficial Owners and Management."

     There are no "interlocks", as defined by the SEC, with respect to any Director who for any part of 2002 served as a member of the Compensation Committee.

     In 2002, the Company granted to each of the members of the Compensation Committee options to purchase Common Stock of the Company. See "Election of Directors -- Compensation of Directors."

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Computer Manufacturers Index for the five year period ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

                             [Graph to be inserted]

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)
                  Among the Company, the Nasdaq Composite Index
                   and the Nasdaq Computer Manufacturers Index

                       12/31/97    12/31/98    12/31/99     12/31/00      12/31/01      12/31/02
-------------------------------------------------------------------------------------------------
Nasdaq Composite        $100.00     $139.63     $259.14      $157.32       $124.20       $85.05
Index
-------------------------------------------------------------------------------------------------
Nasdaq Computer         $100.00     $216.86     $461.87      $263.25       $181.36      $120.02
Manufacturers Index
-------------------------------------------------------------------------------------------------
Storage Engine, Inc.    $100.00      $25.97     $194.24       $28.62        $19.23       $12.92
-------------------------------------------------------------------------------------------------


(1) Graph assumes $100 invested on December 31, 1997 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Computer Manufacturers Index.

(2)  Cumulative total return assumes reinvestment of dividends.

(3)  Year ending December 31.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is based on the philosophy that the interests of the Company's executives should be closely aligned with those of our shareholders. Such policy is designed to attract and retain highly qualified individuals for our executive positions and to provide incentives for such executives to maximize Company performance. In 2002, the Company's executive compensation policy was based on the following principles:

     o compensation opportunities should attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term shareholder value;

     o    a portion of total compensation should be at risk of performance; and

     o    individual   executives  should  be  encouraged  to  manage  from  the
          perspective of owners of the Company.

     The Compensation Committee generally determines base salary levels for executive officers of the Company at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance.

     The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options, Executive Loans and various other benefits, including medical insurance and a 401(k) Plan which are generally available to all employees of the Company.

     Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility and seniority and individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on an annual basis and are tied to Company profitability and revenue levels. The amount of bonus is based, in part, on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on the financial results of the Company.

     The stock option program is designed to align executives' and employees' long-term interests to shareholders' long-term interests. In general, stock option awards are granted on a periodic basis if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     Based on a review of available information, the Compensation Committee believes that the current Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the past fiscal year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Code," generally disallows a federal income tax deduction to public companies for certain compensation over $1 million paid to its chief executive officer and four other most highly compensated executive officers. Certain compensation, including compensation based on performance, is not subject to this limit if certain conditions are met, primarily, that the compensation is based on objective performance criteria approved by shareholders. The compensation payments must also be made pursuant to a plan administered by a committee of outside directors. The Compensation Committee must certify that the performance goals were achieved before payments can be awarded.

     The Compensation Committee believes that the Company's executive compensation policy is consistent with the requirements of Section 162(m). The Company's regular stock option plans under which options may be granted to executive officers have been approved by the Company's shareholders and we believe such plans should qualify for the exclusion from the deduction limits. Base salary, annual bonuses and certain other compensation amounts disclosed in the summary compensation table do not qualify for the exclusion from the $1 million limit but such amounts of compensation are not expected to exceed the deduction limits. The Compensation Committee will consider appropriate steps in the future, including shareholder approval, to maintain deductions for the incentive compensation plans to the greatest extent practical while maintaining flexibility to take actions which it deems in the Company's best interests and in the best interests of the Company's shareholders but which may result in certain compensation not qualifying for tax deductions.

                         Compensation, Option and Stock
                         Purchase Plan Committee Members
                         (as currently constituted)

                         Gale R. Aguilar
                         James K. Dutton
                         Michael E. Faherty
                         Frank R. Triolo
                         Donald E. Fowler
                         Thomas I. Unterberg

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

     There are, as of April 30, 2003, approximately 111 holders of record. The following table sets forth certain information, as of April 30, 2003, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (including all nominees) and Named Executives, and (iii) all Directors and current executive officers as a group.

                                                              Amount and Nature
Name and Address                                                of Beneficial                     Percent
of Beneficial Owner(1)                                            Ownership                      of Class(2)
-----------------------                                       ------------------                 ------------

(i) Certain Beneficial Owners:
C.E. Unterberg, Towbin, a California Limited
Partnership
350 Madison Ave.
New York, New York 10017                                            274,877(3)                       9.3%

C.E. Unterberg, Towbin Capital Partners I, LP
350 Madison Ave.
New York, New York 10017                                            196,560(4)                       6.8%

Marjorie & Clarence E. Unterberg Foundation, Inc.
350 Madison Ave.
New York, New York 10017                                            196,560(4)                       6.8%

(ii)  Directors (which includes all nominees)
      and Named Executives:

Gale R. Aguilar...................................                  11,749(5)                          *

James K. Dutton...................................                  12,083(6)                          *

Michael E. Faherty................................                  62,591(7)                        2.3%

Donald E. Fowler..................................                  12,250(8)                          *

Frank R. Triolo...................................                  12,083(6)                          *

Thomas I. Unterberg...............................                 955,095(9)                       26.1%

Gregg M. Azcuy....................................                 323,783(10)                      10.7%

Louis J. Altieri..................................                 124,641(11)                       4.4%

Priyan Guneratne..................................                 122,515(12)                       4.4%

Randy Wald........................................                      --                            --

(iii)  All Directors and current executive officers
      as a group (8 persons)......................               1,514,275(13)                     36.0%

-----------------
*        Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 2,698,088 shares of Common Stock outstanding on April 30, 2003, plus any presently exercisable stock options or warrants held by each such holder and options or warrants which will become exercisable within 60 days after April 30, 2003, plus any securities presently convertible into Common Stock or which will become convertible within 60 days after April 30, 2003.

(3) Represents 206,765 shares of Series A Preferred Stock convertible into 274,877 shares of Common Stock.

(4) Represents 147,790 shares of Series A Preferred Stock convertible into 196,560 shares of Common Stock.

(5) Represents 11,749 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(6) Represents 12,083 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(7) Represents 62,591 shares of Common Stock subject to warrants or options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(8) Represents 12,250 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(9) Includes: (i) 11,916 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date; (ii) 147,790 shares of Series A Preferred Stock held by Thomas I. Unterberg convertible into 196,560 shares of Common Stock; (iii) 147,790 shares of Series A Preferred Stock held by C.E. Unterberg, Towbin Capital Partners I, LP convertible into 196,560 shares of Common Stock;
     (iv) 59,115 shares of Series A Preferred Stock held by C.E. Unterberg, Towbin, LLC convertible into 78,622 shares of Common Stock; (v) 206,675 shares of Series A Preferred Stock held by C.E. Unterberg, Towbin, a California Limited Partnership convertible into 274,877 shares of Common Stock; and (vi) 147,790 shares of Series A Preferred Stock held by Marjorie & Clarence E. Unterberg Foundation, Inc. convertible into 196,560 shares of Common Stock. Excludes shares of Series A Preferred Stock convertible into shares of Common Stock owned by trusts of which Mr. Unterberg is Trustee and as to which Mr. Unterberg disclaims beneficial ownership.

(10) Includes 323,226 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(11) Includes 113,256 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(12) Mr. Guneratne ceased employment as the Company's Vice President, Engineering and Operations effective April 4, 2003 and received a severance package equal to six month's salary, or $87,500, plus health benefits for six months. Includes 115,848 shares of Common Stock subject to options which are exercisable at April 30, 2003 or which will become exercisable within 60 days of such date.

(13) See Notes 5 through 11.

SERIES A PREFERRED STOCK

     There were, as of April 30, 2003, 59 holders of record of the Company's Series A Preferred Stock. The following table sets forth certain information, as of April 30, 2003, with respect to the beneficial ownership of the Company's Series A Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series A Preferred Stock outstanding as of such date, (ii) each of the Company's Directors, Nominees for Director and Named Executives who beneficially own shares of Series A Preferred Stock, and (iii) all Directors and current executive officers as a group.

                                                    Amount and Nature
Name and Address                                       of Beneficial             Percent
of Beneficial Owner(1)                                  Ownership(1)           of Class(2)
-----------------------                               -----------------        -----------

(i) Certain Beneficial Owners:

C.E. Unterberg, Towbin Capital Partners I, L.P.
350 Madison Avenue
New York, NY 10017................................          147,790               7.8%

Marjorie and Clarence E. Unterberg Foundation,
Inc.
350 Madison Avenue
New York, NY 10017................................          147,790               7.8%

C.E. Unterberg, Towbin, a California Limited
Partnership
350 Madison Avenue
New York, NY 10017................................          206,675              10.9%

(ii) Directors, Nominees and Named Executives:

Gale R. Aguilar...................................           --                   --

James K. Dutton...................................           --                   --

Michael E. Faherty................................           --                   --

Donald E. Fowler..................................           --                   --

Frank R. Triolo...................................           --                   --

Thomas I. Unterberg...............................          709,160(3)           37.2%

Gregg M. Azcuy....................................           --                   --

Louis J. Altieri..................................           --                   --

Priyan Guneratne..................................           --                   --

Randy Wald........................................           --                   --

(iii) All Directors and current executive officers
      as a group (8 persons).......................         709,160(3)           37.2%

-------------

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and sole investment power with respect to all shares of Series A Preferred Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 1,904,762 shares of Series A Preferred Stock outstanding on April 30, 2003.

(3) Includes: 147,790 shares held by C.E. Unterberg, Towbin Capital Partners I, LP; 59,115 shares held by C.E. Unterberg, Towbin, LLC; 206,675 shares held by C.E. Unterberg, Towbin, a California Limited Partnership; and 147,790 shares held by Marjorie & Clarence E. Unterberg Foundation, Inc. Excludes shares owned by trusts of which Mr. Unterberg is Trustee and as to which Mr. Unterberg disclaims beneficial ownership.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions involving Thomas I. Unterberg, a current member of the Board of Directors and member of the Compensation Committee, are reported in "Compensation Committee Interlocks and Insider Participation."

     The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     The Company has entered into certain Change in Control Agreements with each of its executive officers. For a discussion of the terms of such agreements, see "Executive Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to shareholder approval, retained Eisner, LLP as independent auditors of the Company for the year ending December 31, 2003. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

     One or more representatives of Eisner, LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

                             SHAREHOLDERS' PROPOSALS

     Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, must submit the proposal to us at our offices at One Sheila Drive, Bldg. 6A, Tinton Falls, New Jersey 07724, attention Louis J. Altieri, not later than January 13, 2004.

     Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 29, 2004.

     If we do not receive notice of a shareholder proposal within this timeframe, our management will use their discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne directly by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     STORAGE ENGINE, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON APRIL 30, 2003, AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO LOUIS J. ALTIERI, VICE PRESIDENT, FINANCE AND ADMINISTRATION, STORAGE ENGINE, INC., ONE SHEILA DRIVE, BLDG. 6A, TINTON FALLS, NEW JERSEY 07724, TELEPHONE NUMBER (732) 747-6995. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                         By Order of the Board of Directors



                                         David J. Sorin, Secretary
Tinton Falls, New Jersey
May 13, 2003

                              STORAGE ENGINE, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Michael E. Faherty and Gregg M. Azcuy, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of 6% Cumulative Convertible Preferred Stock, Series A, of Storage Engine, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, on Thursday, June 26, 2003 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                  VOTE FOR all the
              nominees listed at right;
              except as marked to the      VOTE WITHHELD
                   contrary below       from all nominees
1. ELECTION OF          [  ]                   [  ]         NOMINEES:  Michael E. Faherty
   DIRECTORS                                                           Gregg M. Azcuy
                                                                       Gale R. Aguilar
                                                                       Donald E. Fowler
                                                                       Frank R. Triolo

To withhold authority for any individual nominee, write that nominee's name in the space provided below.


---------------------------------------------------------------------------

2.  APPROVAL OF PROPOSAL TO RATIFY THE  APPOINTMENT  OF EISNER,  LLP AS THE
INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

FOR      [_]               AGAINST  [_]                  ABSTAIN [_]

3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:                                                 This proxy must be signed
      --------------------------------------------     exactly as the name appears hereon.
                                                       When shares are held by joint
--------------------------------------------------     tenants, both should sign.  If the
Signature of Preferred Shareholder                     signer is a corporation, please sign
                                                       full corporate name by duly
--------------------------------------------------     authorized officer, giving full title
Signature of Preferred Shareholder if held jointly     as such.  If the signer is a partnership,
                                                       please sign in partnership name by
                                                       authorized person.

I will    [_]     will not      [_] attend the
                                    Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                              STORAGE ENGINE, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Michael E. Faherty and Gregg M. Azcuy, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Storage Engine, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, on Thursday, June 26, 2003 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                  VOTE FOR all the
              nominees listed at right;
              except as marked to the      VOTE WITHHELD
                   contrary below       from all nominees
1. ELECTION OF          [  ]                   [  ]         NOMINEES:  Michael E. Faherty
   DIRECTORS                                                           Gregg M. Azcuy
                                                                       Gale R. Aguilar
                                                                       Donald E. Fowler
                                                                       Frank R. Triolo

To withhold authority for any individual nominee, write that nominee's name in the space provided below.


---------------------------------------------------------------------------

2.  APPROVAL OF PROPOSAL TO RATIFY THE  APPOINTMENT  OF EISNER,  LLP AS THE
INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

FOR      [_]               AGAINST  [_]                  ABSTAIN [_]


3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:                                                 This proxy must be signed
      --------------------------------------------     exactly as the name appears hereon.
                                                       When shares are held by joint
--------------------------------------------------     tenants, both should sign.  If the
Signature of Preferred Shareholder                     signer is a corporation, please sign
                                                       full corporate name by duly
--------------------------------------------------     authorized officer, giving full title
Signature of Preferred Shareholder if held jointly     as such.  If the signer is a partnership,
                                                       please sign in partnership name by
                                                       authorized person.
I will    [_]     will not      [_] attend the
                                    Meeting.

PLEASE MARK,  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,  USING THE ENCLOSED
ENVELOPE.